NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE SHAREED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

PARK PLACE ENERGY CORP.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

ACCREDITED INVESTORS (U.S. AND NON-U.S.)

INSTRUCTIONS TO PURCHASER

1)	This Subscription Agreement is for use by U.S. and Non-U.S. Accredited Investors.

2)	COMPLETE the information on page 2 of this Subscription Agreement.

3)	All investors, please COMPLETE the Questionnaire attached on page 11 of this Subscription Agreement.

4)	If a Canadian resident, COMPLETE the Canadian Questionnaire on page 15 of this Subscription Agreement.

5)	All other information must be filled in where appropriate.

1

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO: PARK PLACE ENERGY CORP. (the “Issuer”)

Subject and pursuant to the Terms (as defined below), the General Provisions (as defined below) and the other attached schedules and appendices, all of which are hereby incorporated herein by reference, the Purchaser hereby irrevocably subscribes for, and on the Closing Date (as defined below) will purchase from the Issuer, the following securities at the following price:

_____________________ Shares
U.S.$0.25 per Share for a total purchase price of U.S.$ ________
The Purchaser owns, directly or indirectly, the following securities of the Issuer:

[Check if applicable] The Purchaser is [ ] an affiliate of the Issuer or [ ] a professional advisor of the Issuer.

The Purchaser directs the Issuer to issue, register and deliver the certificates representing the Shares as follows:

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS

Name to appear on certificate	Name and account reference, if applicable

Account reference if applicable	Contact name

Address	Address

Telephone Number

EXECUTED by the Purchaser on this _______ day of _______________ , 2014. By executing this Subscription Agreement, the Purchaser certifies that the Purchaser is a resident in the jurisdiction shown as the “Address of Purchaser”.

WITNESS:	EXECUTION BY PURCHASER:
X
Signature of Witness	Signature of individual (if Purchaser is an individual)

X
Name of Witness	Authorized signatory (if Purchaser is not an individual)

Address of Witness	Name of Purchaser (please print)

Name of authorized signatory (please print)
Accepted this ________day of ______________, 2014

Address of Purchaser (residence)
PARK PLACE ENERGY CORP.
By:
Telephone Number
Authorized Signatory

*E-mail address

Social Security/Tax I.D. No.

*Required from all Purchasers

By signing this acceptance, the Issuer agrees to be bound by the Terms, the General Provisions and the other attached schedules and appendices, all of which are incorporated herein by reference. If funds are delivered to the Issuer’s lawyers, they are authorized to release the funds to the Issuer without further authorization from the Purchaser.

2

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TERMS

Reference date of this Subscription
Agreement	May 6, 2014 (the “Agreement Date”)

The Offering

The Issuer	PARK PLACE ENERGY CORP.

Offering	This offering consists of Shares (“Shares”) at U.S. $0.25 per Share.

Purchased Shares	The “Purchased Shares” are the Shares that the Purchaser agrees to purchase pursuant to this Agreement.

Offering Restrictions	This Offering is not subject to any minimum number of Shares being sold.

Issue Price	U.S. $0.25 per Share.

Selling Jurisdictions	The Shares may be sold only in jurisdictions where they may be lawfully sold (the “Selling Jurisdictions”).

Securities Exemptions	The Offering will be made in accordance with the following exemptions from registration:

(a)	the exemption provided by Rule 506(b) of Regulation D promulgated under the 1933 Act for offerings to Accredited Investors (as defined in Regulation D); or

(b)	the exemption afforded by Regulation S of the 1933 Act for offerings of securities in an offshore transaction to persons who are not U.S. persons; or

(c)	the Accredited Investor exemption defined in Canadian National Instrument 45-106; or

(d)	with the approval of the Issuer, such other exemptions as may be available pursuant to the securities laws of the Selling Jurisdictions.

Closing Date	On or before May 30, 2014, or on such other date determined by the Issuer in its discretion.

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Resale restrictions and legends	The Purchaser acknowledges that the certificates representing the Purchased Shares will bear the following legends:

For U.S. purchasers:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR CONSENT OF THE ISSUER, IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS,;AND ONLY AFTER THE HOLDER HAS FURNISHED TO THE ISSUER AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER.”

For Non-U.S. purchasers:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED PURSUANT TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

Purchasers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

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GENERAL PROVISIONS

1. DEFINITIONS

1.1 In the Subscription Agreement (including the first (cover) page, the Terms, these General Provisions and the other schedules, questionnaires and appendices incorporated by reference), the following words have the following meanings unless otherwise indicated:

(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)	“Closing” means the completion of the sale and purchase of the Purchased Shares;

(c)	“Closing Date” means the date on which the Closing occurs, which shall be on or before May 30, 2014, or on such other date determined by the Issuer in its discretion;

(d)	“General Provisions” means those portions of the Subscription Agreement headed “General Provisions” and contained on pages 5 to 10 herein;

(e)	“Private Placement” means the offering of the Shares on the terms and conditions of this Subscription Agreement;

(f)	“Purchased Shares” has the meaning assigned in the Terms;

(g)	“Regulatory Authorities” means the governmental or other authorities with jurisdiction over the Issuer;

(h)	“Shares” has the meaning assigned in the Terms;

(i)	“SEC” means the United States Securities and Exchange Commission;

(j)	“Subscription Agreement” means this Agreement, including all schedules and appendices incorporated by reference; and

(k)	“Terms” means those portions of the Subscription Agreement headed “Terms” and contained on pages 3 to 4 herein.

1.2 In this Subscription Agreement, the following terms have the meanings defined in Regulation S under the 1933 Act: “Offshore”, “U.S. Person” and “United States”.

1.3 In this Subscription Agreement, unless otherwise specified, currencies are indicated in U.S. dollars.

1.4 In this Subscription Agreement, other words and phrases that are capitalized have the meanings assigned to them in the body hereof.

2. ACKNOWLEDGMENTS, REPRESENTATIONS AND WARRANTIES OF PURCHASER

2.1 Acknowledgments concerning offering

The Purchaser acknowledges that:

(a)

the Shares have not been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws, and that, therefore, the Purchaser may not receive information that would otherwise be required to be provided to a purchaser in a registered public offering.

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(b)

the Issuer will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c)

the Issuer has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act or to facilitate sales pursuant to Regulation S or Rule 144 under the 1933 Act, or pursuant to the laws of any other jurisdiction;

(d)

the Purchaser’s decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of information (the "Issuer Information") contained in (i) the Issuer’s filings with the SEC and (ii) the Issuer’s Investor Presentation dated as of May 6, 2014, all of which are incorporated herein by reference for all purposes. The Purchaser acknowledges that the business plan, the corporate profile and any projections or predictions contained in any such documents may not be achieved or be achievable;

(e)

the Purchaser and the Purchaser's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer regarding the Offering and the Issuer Information, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Issuer Information;

(f)

the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Purchaser during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Purchaser, the Purchaser's attorney and/or advisor(s);

(g)	by execution hereof the Purchaser has waived the need for the Issuer to communicate its acceptance of the purchase of the Shares pursuant to this Subscription Agreement;

(h)

the issuance and sale of the Shares to the Purchaser will not be completed if it would be unlawful or if, in the discretion of the Issuer acting reasonably, it is not in the best interests of the Issuer;

(i)

the Purchaser has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions and it is solely responsible (and the Issuer is in any way responsible) for compliance with applicable resale restrictions;

(j)

the Shares are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Purchaser that any of the Shares will become listed on any stock exchange or automated dealer quotation system;

(k)

neither the SEC nor any other securities commission or Regulatory Authority has reviewed or passed on the merits of the Shares, and no Regulatory Authority has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities, regulatory bodies, stock exchanges or other entities made any recommendation or endorsement with respect to, the Shares;

(l)	no documents in connection with this Offering have been reviewed by the SEC or any other Regulatory Authority;

(m)	there is no government or other insurance covering any of the Shares;

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(n)

an investment in the Shares involves significant risks, including but not limited to those identified in the Issuer’s latest Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other filings with the SEC; and

(o)

this Subscription Agreement is not enforceable by the Purchaser unless it has been accepted by the Issuer, and the Purchaser acknowledges and agrees that the Issuer reserves the right to reject any Subscription for any reason.

2.2 Representations by the Purchaser

The Purchaser represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

(a)	the Purchaser is resident at the address indicated on page 2 hereof;

(b)	the Purchaser has received and carefully read this Subscription Agreement and the Issuer Information;

(c)

the Purchaser has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Purchaser is not an individual, it is duly organized and validly subsisting under the laws of its jurisdiction of formation and all necessary approvals by its directors, shareholders, members, partners and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Purchaser;

(d)

the Purchaser (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and can afford the complete loss of such investment;

(e)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the governing documents of, the Purchaser, or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(f)	the Purchaser has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser;

(g)

the Purchaser has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Issuer, and the Purchaser is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire;

(h)

the Purchaser is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Shares, and the Purchaser has not subdivided his interest in the Shares with any other person;

(i)

the Purchaser is not an underwriter of, or dealer in, the common shares of the Issuer, nor is the Purchaser participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(j)

the Purchaser agrees to sell, assign or transfer the Shares only in accordance with the requirements of applicable securities laws and any legends placed on the Shares as contemplated by the Subscription Agreement.

(k)

the Purchaser has made an independent examination and investigation of an investment in the Shares and the Issuer and has depended on the advice of its legal and financial advisors and agrees that the Issuer will not be responsible in anyway whatsoever for the Purchaser's decision to invest in the Shares and the Issuer;

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(l)

the Purchaser is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(m)	no person has made to the Purchaser any written or oral representations:

(i) that any person will resell or repurchase any of the Shares;

(ii) that any person will refund the purchase price of any of the Shares;

(iii) as to the future price or value of any of the Shares; or

(iv)

that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Issuer on any stock exchange or automated dealer quotation system;

(n)	the Purchaser agrees not to engage in any hedging transactions in the Shares before the end of one year unless in compliance with the Securities Act; and

(o)

if the address provided under either “Registration Instructions” or “Delivery Instructions” on page 2 is outside the United States, then the Purchaser is not:
• a natural person resident in the United States; or
• a partnership or corporation organized or incorporated under the laws of the United States; or
• a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; or
• a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or resident in the United States, unless such account is held for the benefit or account of a non-U.S. person.

(p)	Tax Matters. Check either (i) or (ii), as applicable:

(i) [ ] CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER. The Purchaser certifies that: (1) the number herein is a correct Social Security or Taxpayer Identification Number; (2) the undersigned is not subject to backup withholding either because he has not been notified that he is subject to backup withholding as a result of a failure to report all dividends or interest, or the Internal Revenue Service has notified him that he is no longer subject to backup withholding (if the undersigned is currently subject to backup withholding, he has stricken the language in this clause (2) before signing); and (3) the undersigned is a U.S. Person (that is, an individual that is a U.S. Citizen or resident; a partnership, corporation, company or association created or organized in the United States or under United States laws; or any estate [other than a foreign estate] or trust).

(ii) [ ] The Purchaser is a nonresident alien (please include W-8 form).

2.3 Reliance, indemnity and notification of changes

(a)

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms, the General Provisions and the other schedules and appendices incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Purchased Shares. The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms, the General Provisions and the other schedules and appendices incorporated by reference) which takes place prior to the Closing.

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(b)

The Purchaser will indemnify and hold harmless the Issuer and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein, the Questionnaire or in any other document furnished by the Purchaser to the Issuer in connection herewith, being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser to the Issuer in connection therewith.

2.4 Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

3. ISSUER’S ACCEPTANCE

The Subscription Agreement, when executed by the Purchaser, and delivered to the Issuer, will constitute a subscription for Shares which will not be binding on the Issuer until accepted by the Issuer by executing the Subscription Agreement in the space provided on the face page(s) of the Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Purchaser, the Subscription Agreement will be entered into on the date of such execution by the Issuer.

4. CLOSING

4.1 On or before the end of the business day before the Closing Date, the Purchaser will deliver to the Issuer the Subscription Agreement and all applicable schedules and required forms, duly executed, and payment in full for the total price of the Purchased Shares to be purchased by the Purchaser.

4.2 At Closing, the Issuer will deliver to the Purchaser the certificates representing the Purchased Shares purchased by the Purchaser registered in the name of the Purchaser or its nominee, or as directed by the Purchaser.

5. MISCELLANEOUS

5.1 The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

5.2 The Purchaser will execute, deliver, file and otherwise assist the Issuer in filing such reports, undertakings and other documents with respect to the issuance of the Shares as may be required.

5.3 The Issuer may rely on delivery by fax machine of an executed copy of this subscription, and acceptance by the Issuer of such faxed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement.

5.4 Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer’s having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

5.5 This Subscription Agreement is not assignable or transferable by either party hereto without the express written consent of the other party to this Subscription Agreement.

5.6 Time is of the essence of this Subscription Agreement.

5.7 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Shares and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

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5.8 The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

5.9 This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

5.10 A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 2.

5.11 This Subscription Agreement is to be read with all changes in gender or number as required by the context.

5.12 This Subscription Agreement will be governed by and construed in accordance with the internal laws of Texas, USA (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of Texas with respect to any dispute related to this Subscription Agreement.

End of General Provisions

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UNITED STATES
ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by each Purchaser who has indicated an interest in purchasing Shares of the Issuer. The purpose of this Questionnaire is to assure the Issuer that each Purchaser will meet the standards imposed by the United States Securities Act of 1933 (the “1933 Act”) and the appropriate exemptions of applicable state securities laws. The Issuer will rely on the information contained in this Questionnaire for the purposes of such determination. The Shares will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Shares or any other securities of the Issuer in any state other than those specifically authorized by the Issuer.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Purchaser agrees that, if necessary, this Questionnaire may be presented to such parties as the Issuer deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Shares hereunder.

The Purchaser covenants, represents and warrants to the Issuer that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Purchaser satisfies.)

_____	Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000.

_____	Category 2	A natural person whose individual net worth, or joint net worth with that person’s spouse (excluding their primary residence), on the date of purchase exceeds US $1,000,000.

_____	Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $360,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_____	Category 4

A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance Issuer as defined in Section 2(13) of the 1933 Act; an investment Issuer registered under the Investment Issuer Act of 1940 (United States) or a business development Issuer as defined in Section 2(a)(48) of such Act; a Small Business Investment Issuer licensed by the U.S. Small Business Administration under Section 361(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance Issuer or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

_____	Category 5	A private business development Issuer as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).

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_____	Category 6	A director or executive officer of the Issuer.

_____	Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

_____	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that a prospective Purchaser claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Issuer with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the Purchaser’s status as an Accredited Investor.

If the Purchaser is an entity that initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

The Purchaser hereby certifies that the information contained in this Questionnaire is complete and accurate and the Purchaser will notify the Issuer promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Purchaser represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _______ day of __________________, 2014.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print of Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity

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NATIONAL INSTRUMENT 45-106 CANADIAN
ACCREDITED INVESTOR QUESTIONNAIRE

In addition to the representations, warranties acknowledgments and agreements contained in the subscription to which this Certificate for Exemption is attached, the Subscriber, for itself or on behalf of any Disclosed Principal, as applicable, hereby represents, warrants and certifies to the Issuer that the Subscriber or the Disclosed Principal, as applicable, is purchasing the securities set out in the subscription as principal, that it is resident in the jurisdiction set out on the Acceptance Page of the subscription and: [check all appropriate boxes]

Category 1: Accredited Investor

The Subscriber or the Disclosed Principal, as applicable, is:

[ ]	(a)	a Canadian financial institution, or a Schedule III bank;

[ ]	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act;

[ ]	(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]	(d)

a person registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario), or the Securities Act (Newfoundland and Labrador);

[ ]	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

[ ]	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

[ ]	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

[ ]	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

[ ]	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

[ ]	(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds Cdn$1,000,000;

[ ]	(k)

an individual whose net income before taxes exceeded Cdn$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded Cdn$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(l)	an individual who, either alone or with a spouse, has net assets of at least Cdn$5,000,000;

[ ]	(m)	a person, other than an individual or investment fund, that has net assets of at least Cdn$5,000,000 as shown on its most recently prepared financial statements;

Subscription Agreement (with related appendices, schedules and forms)	Page 14 of 16

[ ]	(n)	an investment fund that distributes or has distributed its securities only to:

		(i)	a person that is or was an accredited investor at the time of the distribution;

		(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 and 2.19 of NI 45-106, or

		(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106;

[ ]	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

[ ]	(p)

a trust Issuer or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust Issuer or trust corporation, as the case may be;

[ ]	(q)	a person acting on behalf of a fully managed account managed by that person, if that person:

		(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

		(ii)	in Ontario, is purchasing a security that is not a security of an investment fund;

[ ]	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

[ ]	(t)

a person in respect of which all of the owner of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

[ ]	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

[ ]	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as:

		(i)	an accredited investor; or

		(ii)	an exempt purchaser in Alberta or British Columbia after NI 45-106 comes into force.

Definitions:

"Canadian financial institution" means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b)

a bank, loan corporation, trust Issuer, trust corporation, insurance Issuer, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

"EVCC" means an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments;

Subscription Agreement (with related appendices, schedules and forms)	Page 15 of 16

"financial assets" means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

"investment fund" means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVCC and a VCC;

"person" includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

"related liabilities" means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)	liabilities that are secured by financial assets;

"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

"spouse" means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, or

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

"subsidiary" means in issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

"VCC" means a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429, whose business objective is making multiple investments.

The representations, warranties, statements and certification made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the Subscriber shall give the Issuer immediate written notice thereof.

Subscription Agreement (with related appendices, schedules and forms)	Page 16 of 16

The Subscriber acknowledges and agrees that the Issuer will and can rely on this Certificate in connection with the Subscriber's Subscription Agreement.

EXECUTED by the Subscriber at ______________________ this _____ day of _______________, 2014.

If a corporation, partnership or other entity:	If an individual:
Print Name of Subscriber/Disclosed Principal	Print Name of Subscriber/Disclosed Principal
Signature of Authorized Signatory	Signature
Name and Position of Authorized Signatory	Representative Capacity, if applicable

Jurisdiction of Residence of Subscriber/Disclosed

End of Subscription Agreement